Exhibit 10.1 MANAGEMENT AGREEMENT THIS AGREEMENT IS DATED APRIL 28, 2025 AND MADE BETWEEN: (1) NXP Semiconductors N.V., a public limited liability company (naamloze vennootschap) with seat in Eindhoven, the Netherlands and address at High Tech Campus 60, the Netherlands (“NXP”); and (2) Rafael Sotomayor (“Mr. Sotomayor”). BACKGROUND: (A) Mr. Sotomayor has been designated by the NXP Board of Directors (the “Board”) as President of NXP as per April 28, 2025. Furthermore, the Board has designated him as Chief Executive Officer ("CEO") of NXP and as temporary Executive Director of NXP in accordance with article 18.7 of NXP's articles of association of NXP as per the retirement of the current CEO on October 28, 2025 (the “Commencement Date”). The Board will nominate Mr. Sotomayor for appointment by the general meeting of NXP as Executive Director and member of the Board with effect from the date of the annual general meeting of NXP to be held in 2026. (B) In this agreement, NXP and Mr. Sotomayor wish to set out the provisions relating to Mr. Sotomayor's performance of his duties and obligations as CEO and temporary Executive Director of NXP as per the Commencement Date and as CEO and Executive Director of NXP as per his appointment by the general meeting of NXP. (C) This agreement is conditional on and will only be effective after the designation of Mr. Sotomayor as CEO and temporary Executive Director of NXP, as set out in (A). (D) The parties acknowledge and expressly determine that for Dutch civil law purposes their legal relationship is not deemed to be an employment agreement. (E) This agreement is an agreement for services as referred to in article 7:400 et seq. BW. (F) The parties wish to set out the terms of their legal relationship in this agreement, it being understood that Mr. Sotomayor will continue his employment relation with NXP USA, Inc. (“NXP USA”) under his employment contract with NXP USA (the “Employment Contract”) of April [ ], 2025, as amended from time to time. THE PARTIES AGREE AS FOLLOWS:

1 DURATION OF THIS AGREEMENT 1.1 Duration 1.1.1 This agreement takes effect on the Commencement Date. 1.1.2 This agreement is entered into for a fixed period up to and including the date of NXP’s general meeting to be held in the next financial year after the Commencement Date, and ends automatically at the close of that general meeting without prior notice being required (and without any compensation being due in respect of such termination). 1.2 Appointment and reappointment as Executive Director of NXP Notwithstanding article 1.1.2, if NXP's general meeting appoints or reappoints Mr. Sotomayor as Executive Director of NXP, this agreement will be extended for the period of that appointment or reappointment and end automatically without prior notice being required (and without any compensation being due in connection with such termination) at the close of NXP’s general meeting to be held in the next financial year after NXP’s general meeting which resolved to appoint or reappoint Mr. Sotomayor as Executive Director of NXP. 2 NOTICE 2.1 Notice period Either party may terminate this agreement at any time by giving written notice to the other party before the end of a calendar month, with each party being required to give three months’ notice. No compensation will be due in connection with such termination. Mr. Sotomayor shall resign as temporary Executive Director or Executive Director, as applicable, of NXP with effect from the date on which this agreement ends or has ended in accordance with this Clause 2.1. 2.2 Urgent cause If this agreement is terminated in writing for urgent cause, then, notwithstanding Clause 2.1 (Notice period), the terminating party will not be bound by a notice period and this agreement will end with immediate effect (and without any compensation being due in connection with such termination). For the definition of ‘urgent cause’, reference is made by way of analogy to articles 7:678 and 7:679 BW. Mr. Sotomayor shall resign as temporary Executive Director or Executive Director, as applicable, of NXP with effect from the date on which this agreement ends or has ended in accordance with this Clause 2.2 (Urgent cause). 3 TERMINATION 3.1 Dismissal/resignation If Mr. Sotomayor is dismissed or resigns as temporary Executive Director or Executive Director, as applicable, of NXP, this agreement will end automatically without prior notice being required

(and without any compensation being due in respect of the termination). This termination will take effect (a), in case of dismissal, immediately upon the general meeting adopting the resolution to dismiss Mr. Sotomayor from his role as temporary Executive Director or Executive Director, as applicable, or (b), in case of resignation, three months after the date on which Mr. Sotomayor tenders his resignation as either (i) temporary Executive Director or Executive Director, as applicable, or (ii) President and CEO of NXP. 4 SERVICES 4.1 Duties and obligations 4.1.1 Mr. Sotomayor will perform the duties and obligations of CEO and temporary Executive Director with effect from the Commencement Date. As per and with effect from the appointment as Executive Director, Mr. Sotomayor will be a member of the Board. In his capacity as temporary Executive Director or Executive Director, as applicable, and CEO of NXP, Mr. Sotomayor has all the rights and obligations assigned to and imposed on him by law or under NXP’s articles of association and other applicable rules and regulations. By signing this agreement, Mr. Sotomayor declares that he has received a copy of NXP’s articles of association and a copy of the Rules governing the Board, and that he is aware of their contents. 4.1.2 Mr. Sotomayor shall perform his duties and obligations as temporary Executive Director or Executive Director, as applicable, properly and shall do his utmost to manage NXP and its affiliates as responsibly as possible. 4.1.3 Parties acknowledge and agree that the non-compete provision set out in section 8 of the Employment Contract, is incorporated by reference in this agreement and shall apply mutatis mutandis between NXP and Mr. Sotomayor, whereby the reference "your employment" and the end thereof shall be read as "your services under this agreement" and the end thereof. 4.2 Services for a group company Mr. Sotomayor may also be asked to act as managing director, general manager or supervisory director of one or more of the companies belonging to the group to which NXP belongs, without receiving any additional pay. Mr. Sotomayor shall resign from these positions no later than on the date on which his service as Executive Director ends, regardless of the reason for this, or at an earlier date if NXP so wishes, without any payment being due to Mr. Sotomayor. The obligation to resign from these positions also applies to Mr. Sotomayor in case his service as temporary Executive Director ends, unless in case his service ends solely due to his subsequent appointment as an Executive Director. For the avoidance of doubt, this Section 4.2 excludes any payments due to Mr. Sotomayor under the Employment Contract.

5 FEES 5.1 Fees 5.1.1 Mr. Sotomayor shall be remunerated an annual gross fixed cash fee (excl. VAT if applicable), for his services as temporary Executive Director or Executive Director, as applicable, according to such amounts as may be determined by the Human Resources and Compensation Committee, with due observance of the compensation policy adopted by the general meeting of NXP in accordance with the remuneration policy of NXP. 5.2 Tax NXP shall be entitled to withhold any applicable taxes (including wage withholding tax and social security premiums) from any payments to Mr. Sotomayor under this agreement, as determined by NXP in its sole discretion. Mr. Sotomayor shall bear any personal income tax, wage withholding tax, the employee part of any social security contributions, any withholding taxes, and any other related or similar taxes, levies, contributions or duties related to any payments received or any (deemed) benefits granted under this agreement, whether in the Netherlands, the United States or elsewhere, and Mr. Sotomayor shall indemnify and hold harmless NXP, and as an irrevocable third-party stipulation (onherroepelijk derdenbeding), any of NXP's affiliates, directors, managers and officers, against any such taxes, levies, contributions or duties, including those levied by means of an additional tax assessment (naheffingsaanslag). 6 MISCELLANEOUS 6.1 Amendments Any amendments or additions to this agreement must be agreed in writing between the parties. 7 APPLICABLE LAW AND JURISDICTION 7.1 Applicable law Dutch law applies to this agreement. 7.2 Jurisdiction All disputes arising out of or in connection with this agreement, including disputes concerning its existence and its validity, will in first instance be submitted to the competent courts in Amsterdam, the Netherlands. [SIGNATURES FOLLOW ON THE NEXT PAGE]

THIS AGREEMENT WAS SIGNED ON THE DATE STATED ON THE FIRST PAGE BY: NXP Semiconductors N.V. /s/ Julie Southern /s/ Greg Summe Julie Southern Greg Summe Chair of the Board Chair of the Human Resources and Compensation Committee of the Board /s/ Rafael Sotomayor Rafael Sotomayor